SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [ ]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              TECH-SYM CORPORATION

                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                              TECH-SYM CORPORATION
                       10500 WESTOFFICE DRIVE, SUITE 200
                           HOUSTON, TEXAS 77042-5391
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1998

To the Stockholders
  of Tech-Sym Corporation:

     The Annual Meeting of Stockholders of Tech-Sym Corporation will be held in the Concord Room of the DoubleTree Hotel at 2001 Post Oak Blvd., Houston, Texas, on Tuesday, April 28, 1998, at 10:00 AM, Houston Time, for the following purposes:

          1. To elect seven directors to serve until the next annual meeting of stockholders and or until their successors are elected and qualified.

          2. To consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the year 1998.

          3. To consider and act upon a proposal to approve the adoption of the Tech-Sym Corporation 1998 Equity Incentive Plan.

     And to vote on all other matters incident to the conduct of the meeting or any adjournment(s) thereof.

     Stockholders of record at the close of business on March 13, 1998, are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited and urged to attend the meeting. EVEN IF YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE. If you should attend, you may vote in person, if you wish, whether or not you have sent in your proxy.

                                      By Order of the Board of Directors.

                                               J. RANKIN TIPPINS
                                         GENERAL COUNSEL AND SECRETARY

MARCH 27, 1998

                              TECH-SYM CORPORATION

                                PROXY STATEMENT

SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Tech-Sym Corporation (the "Company") for use at the annual meeting of stockholders of the Company to be held in the Concord Room of the DoubleTree Hotel at 2001 Post Oak Blvd., Houston, Texas, on Tuesday, April 28, 1998, at 10:00 AM, Houston Time, and at any adjournment(s) thereof pursuant to and for the purposes set forth in the accompanying Notice of Meeting.

     The cost of solicitation of these proxies will be borne by the Company, including the reasonable costs incurred by custodians, nominees, fiduciaries, and other agents in forwarding the proxy material to their principals. The Company has engaged Georgeson & Company, Inc., a firm of professional proxy solicitors, to solicit proxies and will pay such firm a fee of approximately $6,500, plus expenses for so acting. In addition to such solicitation and the solicitation made hereby, certain directors, officers, and regular employees of the Company may solicit proxies by telefax, telephone, and personal interview.

     A proxy will be voted in accordance with the stockholder's instruction or, if no instruction is indicated, it will be voted in favor of the proposals set forth in the notice attached hereto. Any stockholder may revoke his or her proxy at any time prior to its use by a later dated proxy. The proxy also may be revoked if the stockholder is present at the meeting and elects to vote in person. It is anticipated that the proxy materials will be first mailed or given to stockholders on or about March 30, 1998.

SUBMISSION OF STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy statement relating to the 1999 annual meeting of stockholders, stockholder proposals must be received at the Company's principal executive office no later than November 27, 1998, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Act of 1934, as amended.

VOTING SECURITIES

     At the close of business on March 13, 1998, the record date for determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding 6,059,181 shares of Common Stock (exclusive of 1,951,900 treasury shares), each share being entitled to one vote upon each of the matters to be voted on at the meeting. There are no other voting securities outstanding.

     The holders of a majority of the shares entitled to vote, present in person or by proxy, shall constitute a quorum at all meetings of stockholders. For purposes of determining the presence of a quorum, shares entitled to vote include shares as to which there is an abstention from voting on some or all matters submitted for voting and include shares as to which a broker will vote on at least one matter pursuant to discretionary authority of such broker to vote on such matter pursuant to applicable stock exchange rules. In the absence of a quorum (3,029,591 shares) at the meeting, either in person or by proxy, the meeting may be adjourned from time to time without notice other than announcement at the meeting until a quorum shall be formed.

     In conformity with the corporate law of Nevada (the state of the Company's organization) and the Company's articles of incorporation and bylaws, at any meeting of stockholders at which a quorum is present, a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such a meeting for vote, unless the matter is one upon which by laws or by express provision of the articles of incorporation or bylaws the vote of a greater number is required, in which case the vote of such greater number shall govern and control the decision of such matter. None of the proposals set forth in this proxy statement require a greater vote than a majority of shares. For purposes of determining whether a majority has been obtained with respect to a particular matter, shares as to which there is an abstention from voting and shares as to which a broker does not have authority to vote on such matter will not be treated as present and entitled to vote with respect to such matter.

     The following table sets forth as of January 31, 1998, the beneficial ownership of the Company's Common Stock with respect to each person known by the Company to be the beneficial owner of more than five percent of the Company's currently outstanding shares of Common Stock.

      NAME AND BUSINESS ADDRESS         AMOUNT AND NATURE OF    PERCENT
        OF BENEFICIAL OWNERS            BENEFICIAL OWNERSHIP    OF CLASS
-------------------------------------   --------------------    --------
FMR Corp.............................          635,700(a)         10.47%
  82 Devonshire Street
  Boston MA 02109
Neuberger & Berman, LLC..............          615,075(b)         10.13%
  605 Third Avenue
  New York NY 10158-3698
Heartland Advisors, Inc..............          613,400(c)         10.10%
  790 North Milwaukee Street
  Milwaukee WI 53202
Dimensional Fund Advisors, Inc.......          388,200(d)          6.39%
  1299 Ocean Avenue, 11th Floor
  Santa Monica CA 90401
Glickenhaus & Co.....................          309,900(e)          5.10%
  6 East 43rd Street
  New York NY 10017
Merrill Lynch Trust Company of Texas
  as Trustee of the Tech-Sym
  Retirement Plan
  and GeoScience Retirement Plan
  (the "Trustee")..................          373,756(f)          6.16%
  Suite 1150
  2121 San Jacinto Street
  Dallas, Texas 752015

------------

  (a) According to an amended Schedule 13G dated February 10, 1998, and filed with the Securities and Exchange Commission by FMR Corp., FMR Corp. had sole voting power with respect to 141,400 of such shares and sole dispositive power with respect to all such shares.

  (b) According to an amended Schedule 13G dated February 6, 1998, and filed with the Securities and Exchange Commission by Neuberger & Berman, LLC, Neuberger & Berman, LLC, had sole voting power with respect to 383,975 of such shares and shared dispositive power with respect to all such shares.

  (c) According to a Schedule 13G dated February 5, 1998, and filed with the Securities and Exchange Commission by Heartland Advisors, Inc., Heartland Advisors, Inc., had sole voting power with respect to 589,100 of such shares and sole dispositive power with respect to all such shares.

  (d) According to a Schedule 13G dated February 9, 1998, and filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor,

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

      Dimensional is deemed to have beneficial ownership of 388,200 shares of Company stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional had sole voting power with respect to 254,800 of such shares and sole dispositive power with respect to all such shares. Dimensional disclaims beneficial ownership of all such shares.

  (e) According to a Schedule 13G dated January 12, 1998, and filed with the Securities and Exchange commission by Glickenhaus & Co., Glickenhaus & Co. had sole voting power with respect to 48,600 of such shares and sole dispositive power with respect to all such shares.

  (f) According to financial statements as of January 31, 1998, provided by the Trustee. The shares are held for the benefit of employees and former employees of the Company who participate in the Tech-Sym Retirement Plan or the GeoScience Retirement Plan. Each participant may direct the Trustee regarding the voting of such shares allocated to the participant's account. The total number of shares does not include 26,328 shares allocated to the accounts of the executive officers which are included in the table of beneficial ownership by officers and directors below.

     The following table sets forth as of January 31, 1998, the beneficial ownership of the Common Stock of the Company ("Tech-Sym") and its GeoScience Corporation ("GeoScience") subsidiary with respect to each director and nominee for director, each of the executive officers named in the Summary Compensation Table below, all executive officers and directors of the Company as a group, and Tech-Sym as regards GeoScience.

                                                         AMOUNT AND NATURE OF BENEFICIAL OWENERSHIP
                                       ------------------------------------------------------------------------------
                                              GEOSCIENCE CORPORATION                   TECH-SYM CORPORATION
                                       ------------------------------------   ---------------------------------------
                                       SOLE VOTING     OPTIONS                SOLE VOTING        OPTIONS
                                           AND       EXERCISABLE                  AND          EXERCISABLE
         NAME OF INDIVIDUAL            INVESTMENT      WITHIN      PERCENT    INVESTMENT         WITHIN      PERCENT
              OR GROUP                    POWER        60 DAYS     OF CLASS      POWER           60 DAYS     OF CLASS
-------------------------------------  -----------   -----------   --------   -----------      -----------   --------
W. L. Creech.........................       41,000      22,000        *           1,000            6,000        *
Michael C. Forrest...................        2,500      22,000        *           1,500           11,000        *
A. A. Gallotta, Jr...................          300      10,000        *             300           16,000        *
Wendell W. Gamel.....................        6,000       6,250        *          84,826(a)(b)     46,000       2.14%
Christopher C. Kraft, Jr.............        2,000      22,000        *           3,500           16,000        *
Robert M. McDonald...................        1,000           0        *           8,868(a)        16,000        *
Richard F. Miles.....................        2,615(a)     6,250       *             826(a)         7,000        *
Coy J. Scribner......................          500       1,250        *          11,154(a)        37,000        *
Ray F. Thompson......................        4,000       3,750        *          21,097(a)        31,000        *
Charles K. Watt......................        1,000      10,000        *               0           16,000        *
All directors and executive officers
  as a group (13 persons)............       67,515     108,500        1.74%     151,002          231,600       6.07%
Tech-Sym Corporation.................    7,900,000           0       79.16%

------------

   * Less than one percent (1%)

  (a) Includes shares allocated to the employee through his participation in the Tech-Sym Retirement Plan or the GeoScience Retirement Plan.

  (b) Includes 5,000 shares held in trust for Mr. Gamel's children in which he disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

     PROPOSAL 1: THE BOARD OF DIRECTORS BY A UNANIMOUS VOTE NOMINATED AND URGES YOU TO VOTE FOR THE SEVEN NOMINEES LISTED BELOW. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

     The Board recommends the election of the nominees listed below as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Each of such nominees is presently a member of the Board. If at the time of the 1998 annual meeting of stockholders, any of such nominees should be unable to serve or is unwilling to serve, the discretionary authority provided in the Proxy will be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     The Articles of Incorporation provide that the affairs of the Company shall be conducted by a Board of Directors of not less than three nor more than twenty members and empower the Board to increase or decrease its size within such limits. The Board in its discretion and in accordance with such authority has fixed its size at seven members. No proxy will be voted for a greater number of persons than the number of nominees named herein. If deemed desirable in the best interests of the Company, the Board of Directors (pursuant to authority contained in the Articles of Incorporation) may, subsequent to the annual meeting of stockholders, increase its size and elect one or more additional qualified persons to fill the vacancies which then exist pending the next annual meeting of stockholders.

     The nominees, and certain information with respect to each of them, are as follows:

W. L. CREECH                  Succession Committee Chairman               Age 70
Director since 1989           Compensation Committee Member

Since his retirement from the United States Air Force as a Four Star General in 1984, General Creech has been an independent business consultant. During his military career spanning more than 37 years, General Creech held a succession of important posts, including as his last assignment Commander of the Tactical Air Command USAF. General Creech also serves as a director of Comarco, Inc., ESEA Corporation, and GeoScience Corporation.

MICHAEL C. FORREST             Audit Committee Member                     Age 64
Director since 1995            Succession Committee Member

Mr. Forrest has been a consultant to the petroleum exploration industry since his retirement in 1997 from his position as the Senior Vice President of Technology and Business Development at Maxus Energy Corporation, a position he held since 1994. Mr. Forrest joined Maxus in 1992 as Vice Chairman and Chief Operating Officer and served on its Board from 1992 to 1995, at which time Maxus was acquired by YPF. Prior to that, Mr. Forrest was president of Pecten International Co., a subsidiary of Shell U.S.A., and had worked within the exploration and production divisions of Shell for thirty-seven years. He also serves as a director of GeoScience Corporation.

A. A. GALLOTTA, JR.            Audit Committee Chairman                   Age 65
Director since 1986            Succession Committee Member

Admiral Gallotta has been President of AAG Associates, Inc., a consulting firm for electronic companies, since 1985, the year that he retired from the United States Navy as a Rear Admiral. From 1988 to 1990, he served as President and Director of SWL, Inc., a technical support contractor to the United States Department of Defense and a subsidiary of Flow General Corporation. Admiral Gallotta dedicated 23 years of his naval career to electronic warfare related activities and was Vice Commander, Naval Electronics System Command, at the time of his retirement.

WENDELL W. GAMEL                                                          Age 68
Director since 1966

Mr. Gamel was first elected President of the Company in 1975. In 1980, he was elected Chairman of the Board and has continuously served in both capacities ever since. He also serves as a director of GeoScience Corporation.

CHRISTOPHER C. KRAFT, JR.      Compensation Committee Chairman            Age 74
Director since 1983            Succession Committee Member

Dr. Kraft has been a consultant to the aerospace industry since his retirement as Director of the NASA Johnson Space Center in 1982. He was Flight Director for all of the Mercury missions and many of the Gemini missions. He also serves as a director of GeoScience Corporation.

COY J. SCRIBNER                                                           Age 66
Director since 1983

From 1972, continuing to the present, Mr. Scribner has been President of Metric Systems Corporation, a subsidiary of the Company engaged in the business of designing and manufacturing electronic systems primarily used in defense. He was elected as a Vice President of the Company in 1985 and also serves as Chairman of Enterprise Electronics Corporation, a subsidiary of the Company engaged in the business of designing and manufacturing weather information systems.

CHARLES K. WATT                Compensation Committee Member              Age 60
Director since 1987

Since 1988, Dr. Watt has served as Chairman of Scientific Research Corporation, a company involved in advanced technology products and services in which both the Company and Dr. Watt have equity interests. Since April 1990, Professor Watt has been a faculty member and Executive Assistant to the President at Clemson University. Prior to this appointment, he served as a laboratory director and faculty member at the Georgia Institute of Technology and as Director of Defense Test and Evaluation in the Office of the Secretary of Defense.

     The Board has standing audit, compensation, and succession committees (the "Audit Committee," the "Compensation Committee," and the "Succession
Committee," respectively) that are composed of directors of the Company. The Board does not have a standing nominating committee, but considers and selects as a whole directors to fill Board vacancies that arise between annual meetings of stockholders as well as nominates candidates for election at such meetings. The Audit Committee's functions include making recommendations concerning the engagement of independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants, reviewing the independence of the independent accountants and reviewing the adequacy of the Company's internal accounting controls. The Compensation Committee makes recommendations to the Board as to compensation to be paid to (i) the officers of the Company, (ii) the chief executive officers and general managers of subsidiaries and divisions except for GeoScience and its subsidiaries, and (iii) all employees of the Company and its subsidiaries, except GeoScience and its subsidiaries, regardless of position, whose compensation exceeds a certain amount. The Compensation Committee also reviews, and makes recommendations to the Board with respect to, all incentive compensation plans proposed for the Company and its subsidiaries. The Compensation Committee administers the 1990 Stock Option Plan of the Company and has sole authority to grant options and stock appreciation rights under the 1990 Stock Option Plan. Subject to stockholder approval of the Tech-Sym Corporation 1998 Equity Incentive Plan (the "Plan") at the meeting to which this Proxy Statement relates, the Compensation Committee will cease granting options under the 1990 Stock Option Plan and will have sole authority to grant stock options and other equity based incentives under the Plan. The Compensation Committee will continue to oversee administration of the 1990 Stock Option Plan as well as the 1998 Equity Incentive Plan. See Proposal 3: Approval of the Adoption of the Tech-Sym 1998 Equity Incentive Plan. The Succession Committee was established on June 20, 1997, to recommend to the Board of Directors a successor as president of the Corporation. During 1997, the Audit Committee had four meetings, the Compensation Committee had three meetings, the Succession Committee had four meetings, and the Board of Directors had six meetings. All members of the Board of Directors attended 75% or more of the total number of meetings of the Board and Board committees on which they served.

DIRECTORS' REMUNERATION

     Members of the Board of Directors who are not employees of the Company are paid a fee of $1,300 for attendance at each Board meeting and a fee of $250 for attendance at each Board committee meeting except for committee chairmen who are paid $500 for attendance at each Board committee meeting which they chair. Board members who are employees of the Company receive a fee of $100 for attendance at each Board meeting. Members of the Board who are not current or former employees of the Company are also paid an Annual Director Fee of $20,000.

NONEMPLOYEE DIRECTORS RETIREMENT PLAN

     Each director who is not a present or former officer or employee of the Company covered by a Company retirement plan or agreement is automatically covered by the Company's Nonemployee Directors Retirement Plan. Upon retirement on or after reaching age 65 or termination of service due to disability, each such director will be entitled to receive from the Company an annual retirement benefit equal to 65% of the Annual Director Fee in effect prior to retirement or disability. If a director leaves the Board prior to reaching age 65 for reasons other than disability, his retirement benefit will not begin until the director reaches age 65 and, if the director has served less than ten years as a director, retirement benefit will be reduced by 10% for each such year.

     The surviving spouse of a deceased director who was entitled to receive a retirement benefit under this plan will receive an annual benefit from the Company, beginning with the director's death, equal to 37 1/2% of the Annual Director Fee, subject to a reduction of 10% for each year less than 10 served as a director unless such director was a member of the Board on the date of death or had been previously terminated due to a disability. The spouse's benefit will continue for ten years or until the spouse's death, whichever occurs first.

     In the event of a change in control of the Company, as defined in the plan, the retirement benefits become 100% vested regardless of a director's length of service and are payable in a lump sum. The Company has contributed certain assets to a trust with a commercial bank to provide for the payment of the benefits under the plan. The amounts held in trust remain available to the claims of creditors of the Company in the event of its bankruptcy or insolvency.

STOCK OPTION PLAN

     The Company's 1990 Stock Option Plan (the "1990 Option Plan") provides for the automatic grant of non-qualified stock options and stock appreciation rights ("SARs") to nonemployee directors of the Company. An individual who becomes a nonemployee director is automatically granted options and SARs with respect to 10,000 shares of Common Stock as of the date such person first becomes a member of the Board of Directors. Each nonemployee director is automatically granted options and SARs with respect to an additional 2,000 shares of Common Stock effective as of the date of each regular annual meeting at which such person is reelected or continues to serve as a director. The exercise price of such options and SARs may not be less than 100% of the fair market value per share of the Common Stock on the date of grant. The stock options and SARs are exercisable on and after the first anniversary of the date of grant and have a term of ten years unless earlier terminated in the event a nonemployee director ceases to be a member of the Board for any reason except death, permanent disability, or retirement. The 1990 Option Plan provides that, upon a change in control of the Company, all outstanding stock options and SARs would be immediately exercisable (with certain exceptions).

     The Compensation Committee has recommended, and the Board of Directors has approved, subject to stockholder approval, adoption of the 1998 Equity Incentive Plan (the "Plan"). The Plan is scheduled to be acted on at the 1998 Annual Meeting of Stockholders. See Proposal 3: Approval of the Adoption of the Tech-Sym Corporation 1998 Equity Incentive Plan. The Board of Directors has determined that, upon stockholder approval of the Plan, further grants of stock options and stock appreciation rights pursuant to the 1990 Option Plan shall immediately cease.

     The Plan provides for the automatic grant of non-qualified stock options to nonemployee directors of the Company. An individual who becomes a nonemployee director, and has not previously been an employee director, shall be automatically granted options with respect to 10,000 shares of Common Stock as of the date such person first becomes a member of the Board of Directors. Each nonemployee director shall be automatically granted options with respect to an additional 2,000 shares of Common Stock effective as of the date of each regular annual meeting at which such person is reelected or continues to serve as a director. The exercise price of such options may not be less than 100% of the fair market value per shares of the Common Stock on the date of grant. The stock options are fully exercisable on their date of grant and have a term of ten years unless earlier terminated in the event a nonemployee director ceases to be a member of the Board for any reason except death, disability, or retirement. The Plan provides that, upon a change in control of the Company, all outstanding stock options would be immediately exercisable (with certain exceptions).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since September 12, 1988, Dr. Watt has served as Chairman of Scientific Research Corporation ("SRC") in which both the Company and Dr. Watt have equity interests. Mr. Gamel serves on the SRC Board of Directors which determines the compensation for Dr. Watt.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and, if any, persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports relating to ownership and changes in ownership of such Common Stock. Copies of these reports must also be furnished to the Company. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that all applicable Section 16(a) reporting requirements were fulfilled.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has a Compensation Committee comprised of three non-employee directors which reviews and recommends to the Board the payment of
(i) compensation to any employee of the Company or its subsidiaries, except GeoScience and its subsidiaries, with an annual salary of $100,000 or more, and
(ii) compensation, regardless of amount, to any division or subsidiary general manager or chief executive officer except GeoScience and its subsidiaries. In addition, the Compensation Committee reviews and recommends to the Board all incentive compensation plans including, without limitation, bonus plans, stock option plans, stock purchase plans, and key employee compensation agreements. The Board has final approval concerning the Compensation Committee's recommendations.

     The Compensation Committee also administers the Company's 1990 Stock Option Plan and grants stock options and attendant stock appreciation rights to officers and key employees under the 1990 Stock Option Plan. The Board does not have any approval or disapproval authority concerning the grants awarded by the Compensation Committee.

     The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of salary, incentive bonus, and stock options. In addition, all of the executive officers are eligible to participate in either the Company's or GeoScience's Section 401(k) Retirement Plan. Certain executive officers are also parties to Termination Agreements and Executive Retirement Agreements with the Company.

SALARY

     The base salaries of the executive officers are established at a level deemed appropriate to attract and retain qualified executives. In establishing its recommendations, the Compensation Committee considers the recommendations of management, the amount of responsibilities of the executive officers, the salaries of others similarly situated both within and outside of the Company, the recent performance in the executive's area of responsibility, the relative performance of other companies in similar businesses, and any changes in the cost-of-living. The salaries of the executive officers are usually reviewed annually with the performance of the prior year taken into account. As a result, the salaries received in 1997 were determined in part by each individual's performance in 1996.

INCENTIVE BONUS PLANS

     The Company has an incentive bonus plan which provides for incentive compensation for its officers and key employees, as well as the presidents of its wholly owned subsidiaries. The Company's subsidiaries have separate profit sharing incentive bonus plans. Under the Company's plan, the aggregate bonus pool from which such awards can be made in any year cannot exceed 2% of the Company's consolidated earnings before federal and state income taxes plus an amount equal to 25% of the incentive bonus pool accrued by each wholly owned subsidiary pursuant to its plan. The apportionment of that part of the Company's incentive bonus pool paid to the executive officers, excluding those executive officers employed by GeoScience or its subsidiaries, is determined by the Company's Board of Directors, pursuant to recommendations of the Compensation Committee, according to levels of responsibilities and individual performance.

     Under the GeoScience incentive bonus plan, the aggregate bonus pool from which awards can be made in any year cannot exceed 2% of GeoScience's consolidated earnings before federal and state income taxes.

The apportionment of that part of the GeoScience incentive bonus pool paid to the executive officers is determined by the GeoScience Board of Directors, pursuant to recommendations of its Compensation Committee, according to levels of responsibilities and individual performance. No bonus is payable if GeoScience fails to earn a profit.

     Under the incentive bonus plan for the Company's wholly owned subsidiaries, officers and key employees of each of the subsidiaries, excluding the presidents of the subsidiaries, are eligible to share in a bonus pool, calculated separately for each subsidiary, amounting to not less than 6% and not more than 15% of such subsidiary's annual earnings before state and federal income taxes. Bonus amounts earned in excess of 6% pre-tax earnings depend upon the degree by which each subsidiary exceeds certain performance criteria, such as sales, net profit and return on investment. The apportionment of the total amount of the bonus and the recipients thereof are determined by the senior management of the Company and the respective subsidiary according to levels of responsibility and individual performance except that approval of the Board of Directors of the Company, respectively, pursuant to recommendations of the Compensation Committee, is required for an award to (i) any recipient whose annual salary is equal to or greater than $100,000 and (ii) any division or subsidiary general manager or chief executive officer, regardless of the amount of compensation. No bonus is payable if the subsidiary fails to earn a profit.

     The amount of the bonus pool of the Company and of each subsidiary is subject to reduction by the amount of (i) any bonuses such as year-end holiday bonuses paid to employees for such year, (ii) the matching contributions which each such company would be required to make to the retirement plan, if any, on the total bonus pool amount for the accounts of its bonus recipients and (iii) certain marketing incentives paid to employees for such year.

STOCK OPTION PLAN

     The Company's and GeoScience's Stock Option Plans are designed to align the long-term interests of key employees with shareholder interests. The exercise price of such options may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant. The employees awarded stock options benefit only when the market price of the Company's or GeoScience's stock increases to the benefit of all shareholders. It has been the practice to grant Tech-Sym stock options to executive officers every three to five years with the options vesting incrementally over a three-year period. GeoScience stock options have been granted to executive officers annually and the options vest incrementally over a four-year period. The number of options granted to any individual is dependent on the individual's level of responsibility and ability to influence the performance of the Company and its subsidiaries.

CEO COMPENSATION

     As with the other executive officers, the compensation of Mr. Gamel consists primarily of salary, incentive bonus, and stock options. Mr. Gamel's salary is reviewed on an annual basis by the Compensation Committee and the Board of Directors at the time of the annual election of officers at the Director's meeting held in conjunction with the annual stockholders' meeting held in April of each year. The incentive bonus is determined after the end of each year when financial results are available. Stock option grants are not automatic nor awarded on a regular basis.

     The Committee determined that a 4.3% salary increase for Mr. Gamel, effective May of 1997, was appropriate in light of a 2% cost-of-living increase, the Company's 30.6% increase in sales and 76% increase in earnings per share from 1995 to 1996. When the results of several non-recurring items were excluded, the Company's 1996 earnings were 4% greater than those in 1995. The Board of Directors approved the recommendation of the Committee.

     A major portion of Mr. Gamel's compensation consists of an annual incentive bonus under the Incentive Bonus Plan described above and, as such, fluctuates with the financial performance of the Company. The Company's earnings in 1997 were approximately 65% less than 1996 when the results of several 1996 non-recurring items were included and 29% less when the non-recurring items were excluded. The Committee recommended, and the Board approved, a 1997 bonus for Mr. Gamel that was 52% less than that received for 1996.

     The Compensation Committee did not award Mr. Gamel any stock options during 1997. The GeoScience Compensation Committee granted Mr. Gamel stock options for 12,500 shares of GeoScience Corporation Common stock with an exercise price of $9.375 per share, which was 100% of the closing sale price on the date of grant.

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such acts.

     The foregoing report is given by the following members of the Compensation Committee.

       Christopher C. Kraft, Jr.        W. L. Creech        Charles K. Wattiiiii

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the four other most highly compensated executive officers in 1997 (as the term "executive officer" is defined for proxy purposes by the Securities and Exchange Commission) for services rendered in all capacities during the years ended December 31, 1997, 1996, and 1995. The dollar value of other annual compensation not properly categorized as salary or bonus, such as perquisites and other personal benefits, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for any of the named executive officers in any of the years listed.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                                                           ---------------------------
                                                                            SECURITIES     SECURITIES
                                                                            UNDERLYING     UNDERLYING
                                                ANNUAL     COMPENSATION      TECH-SYM      GEOSCIENCE      ALL OTHER
              NAME AND                          SALARY        BONUS        OPTIONS/SARS      OPTIONS      COMPENSATION
         PRINCIPAL POSITION            YEAR       ($)         ($)(A)          (#)(B)         (C)(#)          ($)(D)
-------------------------------------  -----   ---------   ------------    ------------    -----------    ------------
W. W. Gamel..........................   1997     360,000         92,000          -0-          12,500          8,592
Chairman of the Board, President,       1996     343,667        190,000       25,000          25,000          8,505
and Chief Executive Officer             1995     325,333        184,000          -0-          --              8,093

R. F. Thompson.......................   1997     187,000         75,000          -0-           7,500          7,922
Vice President, Treasurer,              1996     172,000        150,000       15,000          15,000          7,714
and Chief Financial Officer             1995     163,167        124,000          -0-          --              7,425

C. J. Scribner.......................   1997     293,589         81,000          -0-             -0-          8,755
President of Metric                     1996     278,371         89,811       15,000           5,000          8,227
Systems Corporation                     1995     262,673         65,500          -0-          --              7,646

R. F. Miles..........................   1997     201,667         35,000          -0-          12,500          7,179
President of GeoScience                 1996     195,000        140,350        5,000          25,000          6,854
Corporation                             1995     183,000         67,920          -0-          --              5,695

Robert M. McDonald...................   1997     178,658         46,795          -0-             -0-          6,471
President of Continental                1996     166,501         35,813          -0-             -0-          6,489
Electronics Corporation                 1995     160,000         10,983          -0-          --              6,255

------------

  (a) Incentive bonus amounts were earned during the years indicated, but paid in the first quarter of the following year.
  (b) Includes stock appreciation rights (SARs) awarded in tandem with each stock option.
  (c) GeoScience stock options were not available in 1995 because the Company was not formed until 1996.
  (d) Each of the amounts in this column are matching contributions by the Company to the executive officer's account in the Company's Retirement (401(k)) Plan. The amounts for Messrs. Gamel and Scribner each include $600 in 1995 and 1997 and $700 and $600, respectively, in 1996 for attending Board meetings.

OPTION/SAR GRANTS TABLE

     The following table sets forth information concerning grants during 1997 of Tech-Sym stock options and GeoScience stock options to each of the named executive officers.

                                                                      % OF
                                                                       TOTAL
                                                       NUMBER OF      OPTIONS
                                                       SECURITIES     GRANTED
                                                       UNDERLYING       TO        EXERCISE
                                                        OPTIONS      EMPLOYEES    OR BASE                    GRANT DATE
                                                        GRANTED      IN FISCAL     PRICE      EXPIRATION    PRESENT VALUE
                NAME                      COMPANY        (#)(A)        YEAR        ($/SH)        DATE          ($)(B)
-------------------------------------   -----------    ----------    ---------    --------    ----------    -------------
W. W. Gamel..........................   Tech-Sym         -0-           -0-            n/a           n/a        -0-
                                        GeoScience       12,500         3           9.375       4/27/07         77,975
R. F. Thompson.......................   Tech-Sym         -0-           -0-            n/a           n/a        -0-
                                        GeoScience        7,500         2           9.375       4/27/07         46,785
C. J. Scribner.......................   Tech-Sym         -0-           -0-            n/a           n/a        -0-
                                        GeoScience       -0-           -0-            n/a           n/a        -0-
R. F. Miles..........................   Tech-Sym         -0-           -0-            n/a           n/a        -0-
                                        GeoScience       12,500         3           9.375       4/27/07         77,975
R. M. McDonald.......................   Tech-Sym         -0-           -0-            n/a           n/a        -0-
                                        GeoScience       -0-           -0-            n/a           n/a        -0-
------------

  (a) No Tech-Sym options were granted to the named executive officers in 1997. According to the shareholder approved GeoScience 1996 Equity Incentive Plan, as amended, the exercise price of stock options and stock appreciation rights may not be less than the market value per share on the date of grant. GeoScience options are exercisable starting twelve months from grant date, with 25% of the shares covered thereby becoming exercisable at that time and 25% of the option shares becoming exercisable every year thereafter with full vesting occurring on the fourth anniversary date. The options are not transferable other than by will or by the laws of descent and distribution. The option expires three months after the optionee's employment terminates except in the event of death, permanent disability, or retirement. The options and any gains therefrom may also be forfeited by the optionee under certain conditions including the commission of an illegal act and working with a competitor of GeoScience.

  (b) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the value of the GeoScience options to be $6.238 per option share as of the grant date. The model's mathematical formula is primarily used to value traded stock options and is premised on immediate exercisability and transferability of the options. This is not true for the GeoScience options granted to executive officers and other employees. Therefore, the values shown are theoretical and are not intended to reflect the actual values the recipients may eventually realize, if any. Any ultimate value will depend on the excess of the stock price over the exercise price on the date the optionee, in his sole discretion, exercises the option. The following assumptions were used for the purpose of estimating the Grant Date present value: (i) option term of eight years, (ii) volatility of 0.54, (iii) dividend yield of zero, (iv) and risk-free rate of return of 6.49%.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table summarizes for each of the named executive officers the number of Tech-Sym and GeoScience stock options and stock appreciation rights
(SARs), if any, exercised during the year ended December 31, 1997, the aggregate dollar value realized upon exercise, the total number of unexercised options and SARs, if any, held at December 31, 1997, and the aggregate dollar value of in-the-money, unexercised options and SARs, if any, held at December 31, 1997. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option or SAR. Value of the unexercised, in-the-money options or SARs at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1997, which was $25.4375 per share for Tech-Sym and $11.75 per share for GeoScience. THESE VALUES, UNLIKE THE AMOUNTS SET FORTH IN THE COLUMN HEADED "VALUE REALIZED," HAVE NOT BEEN,
AND MAY NEVER BE REALIZED. THE UNDERLYING OPTIONS OR SARS HAVE NOT BEEN, AND MAY NOT BE, EXERCISED; AND ACTUAL GAINS, IF ANY, ON EXERCISE WILL DEPEND ON THE VALUE OF TECH-SYM AND GEOSCIENCE COMMON STOCK ON THE DATE OF EXERCISE. THERE CAN BE NO ASSURANCE THAT THESE VALUES WILL BE REALIZED. Unexercisable options are those which have not yet vested under the vesting schedule in the Company's 1990 Stock Option Plan or GeoScience's 1996 Equity Incentive Plan.

                        AGGREGATED OPTION/SAR EXERCISES
                               IN 1997 AND FY-END
                               OPTION/SAR VALUES

                                                                                                               VALUE OF
                                                                                                           UNEXERCISED
                                                                                NUMBER OF SECURITIES       IN-THE-MONEY
                                                                               UNDERLYING UNEXERCISED      OPTIONS/SARS
                                                                                    OPTIONS/SARS            AT FY-END
                                                   SHARES                          AT FY-END(#)(A)           ($)(B)
                                                 ACQUIRED ON    VALUE       ---------------------------   -----------
                NAME                  COMPANY    EXERCISE(#)  REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----------------------------------  -----------  -----------  -----------   -----------   -------------   -----------  -------------
W. W. Gamel.......................  Tech-Sym       -0-           -0-           46,000         15,000        395,250         -0-
                                    GeoScience     -0-           -0-            6,250         31,250         -0-            29,688
Ray F. Thompson...................  Tech-Sym       -0-           -0-           31,000          9,000        280,938         -0-
                                    GeoScience     -0-           -0-            3,750         18,750         -0-            17,813
Coy J. Scribner...................  Tech-Sym       -0-           -0-           37,000          9,000        346,813         -0-
                                    GeoScience     -0-           -0-            1,250          3,750         -0-            -0-
R. F. Miles.......................  Tech-Sym        6,000       112,875         7,000          3,000         48,438         -0-
                                    GeoScience     -0-           -0-            6,250         31,250         -0-            29,688
R. M. McDonald....................  Tech-Sym       -0-           -0-           16,000          6,000        116,250         -0-
                                    GeoScience     -0-           -0-           -0-           -0-             -0-            -0-


------------
  (a) Includes stock appreciation rights (SARs) awarded in tandem with each Tech-Sym stock option.
  (b) In-the-Money Options/SARs are those where the fair market value of the underlying security exceeds the exercise or base price of the option or SAR.

EXECUTIVE RETIREMENT AGREEMENTS

     The executive officers named in the Summary Compensation Table, except Mr. McDonald, are each parties to retirement agreements with the Company which provide for the payment to each such officer an annual retirement benefit for the remainder of his life commencing at his retirement on or after age 65 in an amount equal to 65% of such executive's highest rate of base salary in effect at any time prior to his reaching age 61 ("Base Salary"). If such executive voluntarily terminates his employment prior to age 65, but on or after age 62, he shall commence receiving his retirement benefit reduced by 1.39% for each full calendar month which his date of termination precedes his 65th birthday, unless such reduction is waived by the Board. The applicable Base Salaries to date of Messrs. Gamel, Thompson, Scribner, and Miles, are $240,000, $193,000, $231,000, and $205,000, respectively. The agreements further provide for the payment of a surviving spouse's benefit equal to 37 1/2% of the officer's Base Salary, which is payable annually upon his death to his surviving spouse, if any, for the lesser of ten years or the remainder of her life. The Company's obligation under each of the agreements to pay the retirement benefits terminates if the officer voluntarily leaves the employ of the Company prior to reaching age 62 (other than due to death or total and permanent disability) or is terminated for cause. The benefits remain payable in the event of either the executive's termination of employment prior to age 62 because of his total and permanent disability or his termination after reaching age 62, but in both instances are subject to reduction for their early commencement unless such reduction is waived by the Board. Under each of the agreements, the surviving spouse's benefit is not payable if the officer voluntarily leaves the employ of the Company prior to age 62 or is terminated for cause, but is payable if the executive dies while still in the employ of the Company, or after his termination of employment after reaching age 62 or after his termination due to a disability. The agreements also provide the executive with continued Company-provided health benefits after his retirement. The benefits under the agreements are completely vested except for those contained in the agreement with Mr. Miles which provides for 50% vesting after ten years of continuous employment with the Company (such employment commencing January 29, 1990) with an additional 10% each year thereafter until fully vested.

     The Company has contributed certain assets to a trust with a commercial bank to provide for the payment of the benefits under the retirement agreements. The amounts held in trust remain available to the claims of creditors of the Company in the event of its bankruptcy or insolvency.

TERMINATION AGREEMENTS

     The Company has entered into Termination Agreements with certain key employees, including Messrs. Miles and Thompson, which provide that if the employee's employment is terminated during the three-year period following a Change in Control of the Company, as defined in the agreements, other than for cause or by the employee for other than "good reason," the employee will continue to be paid his base salary, participate in the Bonus Plan and receive certain other benefits for the remainder of such three-year period, reduced by any amounts payable to the employee (i) pursuant to a Retirement Agreement and
(ii) from other employment.

STOCK OPTION PLANS

     The Company's 1990 Stock Option Plan, as amended (the "1990 Option
Plan"), provides for the grant of stock options to purchase shares of the Company's Common Stock and for the grant of Stock Appreciation Rights ("SARs") in tandem therewith to (i) key employees of the Company and its subsidiaries as determined by the Company's compensation committee and (ii) the members of the Board of

Directors of the Company who are not employees of the Company. The maximum number of shares of Common Stock as to which options or SARs may be granted under the 1990 Option Plan is 1,158,000 shares, subject to certain adjustments to prevent dilution. As of March 27, 1998, there were 248,370 shares of Common Stock available for grants of options and SARs under the 1990 Option Plan. The exercise price of such options and SARs may not be less than 100% of the fair market value per share of the Common Stock on the date of grant. The 1990 Option Plan provides that, upon a change in control of the Company, all outstanding stock options and SARs would become immediately vested and exercisable (with certain exceptions).

     Pursuant to the recommendation of the Compensation Committee, the Board of Directors has approved, subject to stockholder approval, adoption of the 1998 Equity Incentive Plan (the "Plan"). The Plan is scheduled to be acted on at the 1998 Annual Meeting of Stockholders. See Proposal 3: Approval of the Adoption of the Tech-Sym Corporation 1998 Equity Incentive Plan. The Board of Directors has determined that, upon stockholder aproval of the Plan, further grants of stock options and stock appreciation rights pursuant to the 1990 Option Plan shall immediately cease.

     The GeoScience Corporation 1996 Equity Incentive Plan provides for the grant of stock options, SARs, restricted stock, dividend equivalents, performance nits, phantom shares, limited stock appreciation rights ("LSARs"), bonus stock and cash tax rights to (i) all officers and employees of, and any consultants to, GeoScience or any affiliate of GeoScience as determined by the GeoScience Compensation Committee and (ii) the directors of GeoScience who are not employees or consultants of GeoScience or an affiliate who will receive only automatic grants of Director options with tandem LSARs. The maximum number of shares of GeoScience Common Stock as to which options or SARs may be granted under the 1996 Equity Incentive Plan is 1,500,000 shares, subject to certain adjustments to prevent dilution. The exercise price of such options and SARs may not be less than 100% of the fair market value per share of the GeoScience Common Stock on the date of grant. The 1996 Equity Incentive Plan provides that, upon a change in control of the Company or, if GeoScience ceases to be a subsidiary of the Company, a change of control of GeoScience, all outstanding stock options, SARs, and other awards under the plan would become immediately vested and exercisable (with certain exceptions).

SHARE INVESTMENT PERFORMANCE

     The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) of the Company's Common Stock from December 31, 1992, through December 31, 1997, with the cumulative total returns reflected in the Media General Financial Services Composite Market Value Index (a broad market index which includes over 7,000 publicly held companies) and the Media General Financial Services Industry Group 171 Index -- Electronic Equipment Manufacturers (a market index reflecting performance of the Company's peers and which includes the Company). The data presented assumes a hypothetical investment of $100 in the Company's stock and in the underlying stocks of each of the two indices as of January 1, 1993, and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                             FISCAL YEAR ENDING
                                        ------------------------------------------------------------
                                        1992     1993       1994       1995       1996       1997
                                        ----   ---------  ---------  ---------  ---------  ---------
TECH-SYM CORPORATION.................   100       155.96     172.48     232.11     218.35     186.70
ELECTRONIC EQUIPMENT MANUFACTURERS...   100       144.08     159.92     220.41     302.01     324.09
COMPOSITE MARKET VALUE...............   100       114.79     113.84     147.60     178.25     231.46

                     ASSUMES $100 INVESTED ON JAN. 1, 1993
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1997

     The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

     There can be no assurance that the Company's share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future share performance.

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     PROPOSAL 2: THE BOARD OF DIRECTORS HAS UNANIMOUSLY SELECTED PRICE WATERHOUSE LLP, AND URGES YOU TO VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SUCH FIRM, AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR 1998. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

     By action of the Board of Directors, Price Waterhouse LLP has been selected as independent accountants of the Company for the year ending December 31, 1998, and the Board of Directors proposes the ratification of such selection. Price Waterhouse LLP has audited the accounts of the Company since 1967. A representative of such firm is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

                            APPROVAL OF THE ADOPTION
                       OF THE 1998 EQUITY INCENTIVE PLAN

     PROPOSAL 3: THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND URGES YOU TO VOTE FOR THE ADOPTION OF THE 1998 EQUITY INCENTIVE PLAN, WHICH PROVIDES FOR STOCK AND STOCK-RELATED AWARDS THEREUNDER WITH RESPECT TO 750,000 SHARES OF THE COMMON STOCK OF THE COMPANY. UPON STOCKHOLDER APPROVAL OF THE 1998 EQUITY INCENTIVE PLAN, NO ADDITIONAL AWARDS WILL BE MADE UNDER THE COMPANY'S 1990 STOCK OPTION PLAN. PROXIES WILL BE SO VOTED UNLESS THE STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. PROPOSAL 3 WILL BE ADOPTED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE.

     The Board recommends the approval of the adoption of the Tech-Sym Corporation 1998 Equity Incentive Plan (the "Plan"), which authorizes the grant of various stock and stock-related awards. The Plan was adopted by the Board on February 19, 1998, contingent upon its approval by the stockholders. The Board believes the Company's success and long-term progress are dependent upon attracting and retaining officers, employees, directors and consultants of the Company and its subsidiaries and affiliates. The Plan gives the Compensation Committee maximum flexibility to use various forms of incentive awards as part of the Company's overall compensation program. The Company's current equity incentive plan (the 1990 Option Plan) is limited in the types of equity awards available for grants. As of March 27, 1998, there were 248,370 shares of Common Stock available for grants of options and SARs under the 1990 Option Plan. No additional awards will be made under the 1990 Option Plan if Proposal 3 is adopted.

     The Plan is intended to encourage employees, directors and consultants of the Company, its subsidiaries and affiliated entities to acquire or increase their equity interest in the Company. Additionally, the Plan is intended to provide a means whereby employees, directors and consultants may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who can contribute to the program, growth and profitability of the Company.

     The full text of the Plan is set forth in Exhibit A to this Proxy Statement. The essential features of the Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan. All capitalized terms not defined herein shall have the meaning as defined in the Plan.

TYPES OF AWARDS

     The Plan permits the granting of any or all of the following types of awards ("Awards"): stock appreciation rights ("SARs"), stock options, restricted stock, dividend equivalents, performance units, Director options, phantom shares, limited stock appreciation rights ("LSAR's"), bonus stock, and cash tax rights.

     ELIGIBILITY FOR PARTICIPATION. All officers and employees of, and any consultants to, the Company or any affiliate of the Company will be eligible for participation in all Awards under the Plan other than Director options. The non-employee directors of the Company will only receive automatic grants of Director options with tandem LSAR's.

     ADMINISTRATION. The Plan is administered by the Compensation Committee of the Company's Board of Directors, which consists solely of non-employee directors within the meaning of Rule 16b-3 of the Exchange Act. Except with respect to the automatic grant of Director options, the Compensation Committee will select the participants who will receive Awards, determine the type and terms of Awards to be granted and interpret and administer the Plan.

     AMENDMENT AND TERMINATION. The Board of Directors of the Company may terminate or amend the Plan without stockholder approval, except that stockholder approval is required for any amendment that would increase the number of shares authorized or otherwise cause the Plan to cease to satisfy the requirements of Rule 16b-3 of the Exchange Act.

     TERM OF THE PLAN. Unless sooner terminated, the Plan will terminate on December 31, 2007, after which time no additional Awards may be made under it; however, all then outstanding Awards will continue pursuant to their terms.

     SHARES SUBJECT TO THE PLAN. Subject to adjustment as described below, 750,000 shares of Common Stock may be awarded under the Plan, of which no more than 150,000 shares may be issued as non-performance based restricted stock and/or phantom stock awards.

     EMPLOYEE/CONSULTANT STOCK OPTIONS. Stock options granted under the Plan are subject to such terms and conditions as may be established by the Compensation Committee, which may include conditioning the exercisability of an option on the achievement of one or more performance goals, except that in all events: (i) no stock options may be granted after the termination of the Plan;
(ii) the option exercise price cannot be less than the market value per share of the Common Stock at the date of grant; and (iii) no stock option may be exercised more than 10 years after it is granted. Stock options may be granted either as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options, or any combination thereof. However, ISOs can only be granted to participants who are employees of the Company or a subsidiary of the Company. In addition, the Compensation Committee may provide, with respect to an option granted to a key employee, that such grant will have an automatic "reload" grant feature, with such terms and conditions as the Compensation Committee may establish for such reload, including limitations on exercisability conditioned on the holding of the stock acquired on the exercise triggering such reload grant.

     The Compensation Committee will determine the form in which payment of the optionee's exercise price may be made, which may include cash, shares of Common Stock owned for more than six months by the optionee, a "cashless exercise" through a broker, or any combination thereof.

     DIRECTOR STOCK OPTIONS. Each non-employee director of the Company on the date of each annual meeting of the Company's stockholders meeting (commencing with the 1998 meeting) an option to purchase 2,000 shares of Common Stock at an exercise price per share equal to the fair market value of the

Common Stock on the date of grant. Each non-employee director of the Company who first becomes a director after the Plan's effective date shall receive an initial option award to purchase 10,000 shares of Common Stock on the date of such person's election or appointment as a non-employee director at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. Neither the Compensation Committee nor the Board of Directors has any discretion with respect to Director options. Each such Director option shall be exercisable in full from the date of grant and have a term of 10 years, subject to earlier termination depending upon continuity of service on the Board.

     STOCK APPRECIATION RIGHTS. An SAR may be granted in tandem with stock options or separate and apart from a grant of a stock option. The grant price of an SAR shall not be less than the fair market value per share of Common Stock on the date of grant and shall have a term not to exceed 10 years. The spread on the exercise of an SAR may be paid in cash, Common Stock or any combination thereof, as the Compensation Committee may determine.

     RESTRICTED STOCK. The Compensation Committee may also make grants of restricted stock, which are shares of Common Stock that may not be disposed of by the participant until the restrictions specified in the Award expire. The restrictions may include the achievement of specified performance goals. The participant will have, with respect to restricted stock, the right to vote the shares and, subject to such limitation (if any) established by the Compensation Committee, receive any cash dividends. Except as otherwise determined by the Compensation Committee, upon termination of a participant's employment for any reason during the restricted period, all restricted stock will be forfeited by the participant.

     PHANTOM SHARES. The Compensation Committee may grant Awards of phantom shares of Common Stock, which may be payable in cash, shares of Common Stock or a combination thereof, in consideration of the fulfillment of such conditions as the Compensation Committee may specify, which may include the achievement of specified performance goals.

     PERFORMANCE UNITS. Performance units are units equivalent to $100 (or such other value as the Compensation Committee determines) and may consist of payments in cash, shares of Common Stock or a combination thereof, payable upon the achievement of specified performance goals. The Compensation Committee shall determine the performance goals to be achieved during any performance period and the length of any performance period.

     BONUS STOCK. The Compensation Committee may deliver unrestricted shares of Common Stock to eligible persons as additional compensation for the person's services to the Company and its affiliates or in lieu of cash bonuses payable to a participant.

     DIVIDEND EQUIVALENTS. The Compensation Committee may provide, with respect to a stock option (other than Director options) or phantom share Awards that such awards shall be credited (on an immediate or deferred basis) with dividend equivalents, which are equal to any cash dividends paid on the Common Stock while the Award is outstanding.

     LSARS. The Plan provides, with respect to each SAR, Director option and stock option for automatic tandem, LSAR's that provide the participant with the right to receive, for a limited period following a change of control of the Company, the "spread" on his SAR's, Director options and Option Rights in cash, based on the value of the consideration paid in the change of control.

     CASH TAX RIGHTS. The Compensation Committee may grant cash tax rights in tandem with any Award payable in shares of Common Stock. A cash tax right is a right to receive cash upon receipt of the shares of Common Stock pursuant to the tandem Award.

     PERFORMANCE GOALS. The Compensation Committee may, in its discretion, subject any Award (other than Director options) to the attainment of certain performance goals. Such performance goals, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of the division, department or function within the Company or a subsidiary in which the employee receiving the Award is employed or in individual or other terms, and which will relate to a period of time determined by the Compensation Committee. The performance goals that may be used include one or more of the following: (i) net earnings; (ii) operating income; (iii) earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); (iv) earnings before interest and taxes ("EBIT"); (v) earnings before taxes and unusual or nonrecurring items; (vi) revenue; (vii) return on investment; (viii) return on equity; (ix) return on total capital; (x) return on assets; (xi) total stockholder return; (xii) return on capital employed in the business; (xiii) stock price performance; (xiv) earnings per share growth; and (xv) cash flows. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Compensation Committee in its discretion at the time of grant of the Award. A performance goal need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

     ANNUAL AWARD LIMITS. The maximum number of stock options, SARs not in tandem with stock options, Bonus Stock, Phantom Stock and Restricted Stock awards that any person can receive during any calendar year is 250,000. In addition, no person can receive Performance Unit grants having a value in excess of $1 million in any calendar year.

     TRANSFERABILITY. Except as provided below, no Award under the Plan that has not become payable or earned will be transferable other than by will or the laws of descent and distribution. The Compensation Committee, in its discretion, may permit the transfer of a non-qualified stock option by a participant to a member of the participant's immediate family, family trust or family partnership.

     ADJUSTMENTS. The Compensation Committee may provide for adjustment of Awards under the Stock Plan if it determines such adjustment is required to prevent dilution or enlargement of the rights of participants in the Stock Plan that would otherwise result from a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, reorganization or other similar corporate transaction.

     The Plan permits the Company to allow an optionee, upon exercise of an option, to satisfy any applicable federal income tax requirements in the form of either cash or, at the discretion of the Compensation Committee, shares of Common Stock, including shares issuable upon exercise of such option.

     CHANGE IN CONTROL. The Plan provides that Awards may, pursuant to their terms, provide that upon a "change of control" of the Company the Award would become immediately vested and exercisable or payable, as the case may be. A "change of control" of the Company shall be deemed to occur if a person or group acquires 25% or more of the Company's voting securities, the Directors of the Company at the beginning of any two-year period cease to constitute a majority of the Board of Directors during such period for any reason, the stockholders of the Company approve a merger or consolidation of the Company with any other company (with certain exceptions), the stockholders of the Company approve an agreement for the sale, exchange or disposition by the Company of all or a substantial portion of the Company's assets or the stockholders of the Company adopt a plan of complete liquidation of the Company.

     AMENDMENTS. The Board of Directors of the Company may amend, suspend or terminate the Plan at any time, except that any amendment that would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan and (iii) materially modify the requirements as to eligibility for participation in the Plan requires stockholder approval unless, in each case, such approval is not required to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless the term of the Plan is extended or earlier terminated, the Plan will terminate on December 31, 2007.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or the Company may result depending upon other consideration not described below.

     In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option (an option not qualified under Section 422 of the Code) ("NQO") is granted; (ii) at the time of exercise of a NQO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; (iii) at the time of sale of shares acquired pursuant to the exercise of a NQO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short term, mid-term or long term capital gain (or loss) depending on how long the shares have been held.

     No income generally will be recognized by an optionee upon the grant or exercise of an ISO, although the excess of the fair market value on the date of exercise over the option price is included in alternative minimum taxable income for alternative minimum tax purposes. However, if the optionee exercises the ISO and disposes of the shares of Common Stock in the same year and the amount realized is less than the fair market value on the date of exercise, only the difference between the amount realized and the adjusted basis of the stock will be included in alternative minimum taxable income. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and no disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee (the "Holding Periods"), then, upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as long term or mid-term capital gain and any loss sustained will be a long term or mid-term capital loss.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either Holding Period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short term, mid-term or long term capital gain (or loss) depending on the holding period.

     No income will be recognized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash and the fair market value of any nonrestricted shares of Common Stock received pursuant to the exercise.

     A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of
Section 83 of the Code. Further, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares and any dividend received while the shares are subject to a substantial risk of forfeiture or restrictions will be treated as dividend income to the recipient.

     No income generally will be recognized upon the grant of phantom shares or performance units. Upon payment in respect of phantom shares or earned performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received less any amount paid for such award at the time of payment or transfer pursuant to the fulfillment of the specified conditions or the achievement of the performance goals.

     The recipient of bonus stock generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that such shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding period for such shares will also commence on that date.

     No income will be recognized upon the grant of a cash tax right. The recipient of a cash tax right will be subject to tax at ordinary income rates on the cash received pursuant to the Award.

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction for federal income tax purposes provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is properly reported by the Company, (ii) is not an "excess parachute payment" within the meaning of Section 280G of the Code and (iii) if the $1.0 million limitation of Section 162(m) of the Code is exceeded, the compensation qualifies as "performance based" under such section.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no business to be presented at the annual meeting other than that stated in the notice of such meeting. In the event, however, that other matters properly come before the meeting or any adjournment thereof, it is intended that the persons named in the accompanying Proxy and acting thereunder will vote in accordance with their best judgment.

     Regardless of the number of shares owned by you, it is important that they be represented at the meeting, and you are respectfully requested to sign, date and return the accompanying Proxy at your earliest convenience.

                                 ANNUAL REPORT

     The annual report to stockholders, including consolidated financial statements for the years ended December 31, 1997 and 1996, has been mailed to all stockholders.

                                FORM 10-K REPORT

     UPON THE WRITTEN REQUEST OF EACH STOCKHOLDER SOLICITED HEREBY, ADDRESSED TO THE COMPANY, ATTENTION: J. RANKIN TIPPINS, SECRETARY, 10500 WESTOFFICE DRIVE, SUITE 200, HOUSTON, TEXAS 77042-5391, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1997. THE COMPANY'S ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE THROUGH THE U.S. SECURITIES AND EXCHANGE COMMISSION HOME PAGE AT HTTP://WWW.SEC.GOV.

                                           By Order of the Board of Directors.

                                                    J. RANKIN TIPPINS
                                              GENERAL COUNSEL AND SECRETARY

March 27, 1998

                                                                       EXHIBIT A

                              TECH-SYM CORPORATION
                           1998 EQUITY INCENTIVE PLAN

     Tech-Sym Corporation, a Nevada corporation (the "Company"), hereby adopts this Tech-Sym Corporation 1998 Equity Incentive Plan (the "Plan"), effective as of April 28, 1998, subject to stockholder approval.

I. PURPOSE. The purpose of the Plan is to promote the interests of the Company by encouraging employees of, and consultants to, the Company and its Affiliates and the directors of the Company who are not also employees of the Company or an Affiliate, to acquire or increase their equity interests in the Company and to provide a means whereby such persons may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are believed to be essential for the growth and profitability of the Company.

II.  DEFINITIONS.  As used in this Plan:

1. "AFFILIATE" means, at any time, any corporation, partnership or other entity in which the Company, directly or indirectly, has a significant equity interest, as determined by the Committee.

2.  "APPRECIATION RIGHT" means a right granted pursuant to Paragraph 5.

3. "AWARD" means an Option Right, an Appreciation Right, a Director Option, Phantom Shares, a Performance Unit, Bonus Stock, Restricted Stock or a Cash Tax Right.

4.  "BOARD" means the Board of Directors of the Company.

5. "BONUS STOCK" means unrestricted shares of Common Stock granted pursuant to Paragraph 9.

6.  "CASH TAX RIGHT" means a right granted pursuant to Paragraph 10.

7.  "CHANGE IN CONTROL" shall occur if:

     a) any "person," as such term is used on Section 13(d) and 14(d) of the Exchange Act (other than the Company or any employee benefit plan of the Company) together with its "affiliates" and "associates," as such terms are defined in Rule 12b-2 of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

     b) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     c) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

     d) the stockholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets. For purposes of this clause (iv), the term "the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets"shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary (including the stock of any subsidiary) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 25% of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of common stock of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of common stock of the Company shall be determined by multiplying the number of shares of the Company's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of common stock of the Company for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of common stock of the Company or by such other method as the Board shall determine is appropriate.

8. "CODE" means the Internal Revenue Code of 1986, as in effect from time to time.

9.  "COMMITTEE" means the Compensation Committee of the Board.

10. "COMMON STOCK" means the Common Stock, $0.10 par value, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 14.

11. "DATE OF GRANT" means (i) with respect to an Award other than a Director Option, the date specified by the Committee on which such Award will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto) and (ii) with respect to a Director Option, the automatic date of grant as provided in Paragraph 11.

12. "DIRECTOR" means a member of the Board who is not also an employee of, or consultant to, the Company or an Affiliate.

13. "DIRECTOR OPTION" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 11.

14. "DIVIDEND EQUIVALENT" means, with respect to an Option Right or Phantom Share, an amount equal to the amount of any dividends that are declared and become payable after the Date of Grant for such Award and on or before the date such Award is exercised, paid or forfeited, as the case may be.

15.  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

16. "GRANT PRICE" means the price per share of Common Stock at which an Appreciation Right not granted in tandem with an Option Right is granted.

17. "MARKET VALUE PER SHARE" means, at any date, the closing sale price per share of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded.

18. "OPTION PRICE" means the purchase price per share payable on exercise of an Option Right or Director Option.

19. "OPTION RIGHT" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4.

20. "PARTICIPANT" means an employee of, or consultant to, the Company or any of its Affiliates who is selected by the Committee to receive an Award under any of Paragraphs 4 through 10 and shall also include a Director who has received an automatic grant of Director Options pursuant to Paragraph 11.

21. "PERFORMANCE OBJECTIVES" means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, Subsidiary, department or function within the Company or a Subsidiary in which the Participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time (Performance Cycle) determined by the Committee. The Performance Objectives intended to qualify under Section 162(m) of the Code shall be with respect to one or more of the following (i) net earnings; (ii) operating income; (iii) earnings before interest and taxes ("EBIT"); (iv) earnings before interest, taxes, depreciation, and amortization expenses ("EBITDA"); (v) earnings before taxes and unusual or nonrecurring items; (vi) revenue; (vii) return on investment; (viii) return on equity; (ix) return on total capital; (x) return on assets; (xi) total stockholder return; (xii) return on capital employed in the business; (xiii) stock price performance; (xiv) earnings per share growth; and (xv) cash flows. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Committee in its discretion at the time of grant of the Award. A Performance Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses. The Committee, in its sole discretion and without the consent of the Participant, may amend (i) any stock-based Award to reflect (1) a change in corporate capitalization, such as a stock split or dividend, (2) a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), (3) any partial or complete corporate liquidation, or (4) a change in accounting rules required by the Financial Accounting Standards Board and (ii) any Award that is not intended to meet the requirements of Section 162(m) of the Code, to reflect significant event that the Committee, in its sole discretion, believes to be appropriate to reflect the original intent in the grant of the Award. With respect to an Award that is subject to Section 162(m) of the Code, the Committee must first certify that the Performance Objectives have been achieved before the Award may be paid.

22. "PERFORMANCE UNIT" means a unit equivalent to $100 (or such other value as the Committee determines) awarded pursuant to Paragraph 8.

23. "PHANTOM SHARES" means notional shares of Common Stock awarded pursuant to Paragraph 7.

24. "RESTRICTED STOCK" means shares of Common Stock granted or sold pursuant to Paragraph 6 as to which neither the ownership restrictions nor the restriction on transfers referred to therein has expired.

25. "RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

26. "SPREAD" means the amount determined by multiplying (i) the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price provided for in the related Option Right or, if there is no tandem Option Right, the Grant Price provided for in the Appreciation Right by
(ii) the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

27. "SUBSIDIARY" means, at any time, any corporation in which at the time the Company then owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

II. SHARES AVAILABLE UNDER PLAN. Subject to adjustments as provided in Paragraph 14, 750,000 is the maximum number of shares of Common Stock which may be issued or transferred and covered by all outstanding Awards under this Plan, of which number no more than 150,000 shares may be issued or transferred as Restricted Stock and/or Phantom Shares, the vesting of which is not subject to the achievement of Performance Objectives, and/or as Bonus Stock. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights or the payment of any Phantom Shares, there will be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or equal to the Phantom Shares, as applicable, regardless of whether such Appreciation Rights or Phantom Shares were paid in cash or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights, Appreciation Rights, or Phantom Shares awarded or sold as Restricted Stock that are terminated unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan. No person may receive Appreciation Rights, Option Rights, Phantom Shares, Bonus Stock and Restricted Stock awards with respect to more than 250,000 shares during any calendar year; but disregarding any Appreciation Rights granted in tandem with any Option Rights granted that year. Similarly, the maximum value of Performance Units that may be granted to any person during any calendar may not exceed $1 million.

III. OPTION RIGHTS. The Committee may from time to time authorize grants to any Participant (other than a Director) of options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with the following provisions:

1. Each grant will specify the number of shares of Common Stock to which it pertains and whether Dividend Equivalents are awarded with respect to the option, and; if awarded, the payment or crediting of such Dividend Equivalents.

2. Each grant will specify its Option Price, which may not be less than 100% of the Market Value per Share on the Date of Grant.

3. Each grant will specify that the Option Price will be payable (i) in cash or by check payable and acceptable to the Company or (ii) to the extent provided in the grant agreement, (a) by tendering (actually or constructively) to the Company shares of Common Stock owned by the optionee (for more than six months if acquired pursuant to the prior exercise of an Option Right) having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full Option Price for the shares with respect to which the option is being exercised and by paying any remaining amount of the Option Price as provided in (i) above or (b) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option Price and any required tax withholding amounts; provided that in the event the optionee chooses to pay the Option Price as provided in (ii)(b) above, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (iii) by a combination of such payment methods. Payment instruments will be received subject to collection.

4. Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

5. Each grant will specify the required period or periods of continuous service by the Participant with the Company and the Affiliates and/or the Performance Objectives (if any) to be achieved before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a Change in Control or other corporate transaction or event or upon termination of the Participant's employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

6. Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Performance Objectives may specify a minimum level of achievement in respect of the specified Performance Objectives below which no Options Rights will be exercisable and may set forth a formula or other method for determining the number of Option Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Objectives.

7. Option Rights granted under this Plan may be (i) options which are intended to qualify as incentive stock options under Section 422 of the Code, provided, however, such options may only be granted to employees of the Company, its parent corporation and subsidiaries of the Company, (ii) options which are not intended to so qualify or (iii) combinations of the foregoing.

8. Option Rights granted to a Participant who is an officer of the Company or a Subsidiary may, in the discretion of the Committee, provide for an automatic "reload" grant upon the exercise of the Option Right, with such terms and conditions on any such reload grant as the Committee may choose, provided, however, the Option Price may not be less than 100% of the Market Value per Share on the Date of Grant of the reload option and its term may not exceed the remaining term for the exercised option.

9. Each grant may, in the discretion of the Committee, provide that the Common Stock acquired upon exercise of the Option Right shall remain subject to "forfeiture" upon such terms and conditions as the Committee may determine.

10. Each grant shall specify the period during which the Option Right may be exercised, but no Option Right will be exercisable more than ten years from the Date of Grant.

11. Each grant of Option Rights will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

IV. APPRECIATION RIGHTS. The Committee may also from time to time authorize grants to any Participant (other than a Director) of Appreciation Rights upon such terms and conditions as it may determine in accordance with this Paragraph. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights. An Appreciation Right will be a right of the Participant granted such Award to receive from the Company, upon exercise, an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right. Each grant of an Appreciation Right may utilize any or all of the authorizations, and will be subject to all of the limitations, contained in the following provisions:

1. Each grant will state whether it is made in tandem with Option Rights and, if not made in tandem with any Option Rights, will specify the number of shares of Common Stock in respect of which it is made.

2. Each grant made in tandem with Option Rights will specify the Option Price and each grant not made in tandem with Option Rights will specify the Grant Price, which in either case will not be less than 100% of the Market Value per Share on the Date of Grant.

3. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in (i) cash or Company check, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the Spread or
(iii) any combination thereof, as determined by the Committee in its sole discretion.

4. Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant (valuing shares of Common Stock for this purpose at their Market Value per Share at the date of exercise).

5. Each grant will specify the required period or periods of continuous service by the Participant with the Company and its Affiliates and/or Performance Objectives to be achieved before the Appreciation Rights or installments thereof will become exercisable, and will provide that no Appreciation Right may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Option Rights, when the related Option Right is also exercisable. Any grant may provide for the earlier exercise of the Appreciation Rights in the event of a Change in Control or other corporate transaction or event or upon the Participant's termination due to death, disability or retirement, including an involuntary termination other than for cause.

6. Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Performance Objectives may specify a minimum level of achievement in respect of the specified Performance Objectives below which no Appreciation Rights will be exercisable and may set forth a formula or other method for determining the number of Appreciation Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Objectives.

7. Each grant of an Appreciation Right will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant receiving the grant, which agreement will describe such Appreciation Right, identify any Option Right granted in tandem with such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

V. RESTRICTED STOCK. The Committee may also from time to time authorize grants or sales to any Participant (other than a Director) of Restricted Stock upon such terms and conditions as it may determine in accordance with the following provisions:

1. Each grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each grant or sale may limit the Participant's dividend rights during the period in which the shares of Restricted Stock are subject to any such restrictions.

2. Each grant or sale will specify the Performance Objectives, if any, that are to be achieved in order for the ownership restrictions to lapse. Each grant or sale that is subject to the achievement of Performance Objectives will specify a minimum acceptable level of achievement in respect of the specified Performance Objectives below which the shares of Restricted Stock will be forfeited and may set forth a formula or other method for determining the number of shares of Restricted Stock with respect to which restrictions will lapse if performance is at or above such minimum but short of full achievement of the Performance Objectives.

3. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

4. Each such grant or sale will provide that the shares of Restricted Stock covered by such grant or sale will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including, without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and the regulations thereunder, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control or other corporate transaction or event or upon termination of the Participant's employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

5. Each such grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to continuing restrictions in the hands of any transferee).

6. Each grant or sale of Restricted Stock will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

7. Unless otherwise approved by the Committee, certificates representing shares of Common Stock transferred pursuant to a grant of Restricted Stock will be held in escrow pursuant to an agreement satisfactory to the Committee until such time as the restrictions on transfer have expired or the shares have been forfeited.

VI. PHANTOM SHARES. The Committee may also from time to time authorize grants to any Participant (other than a Director) of Phantom Shares upon such terms and conditions as it may determine in accordance with the following provisions:

1. Each grant will specify the number of Phantom Shares to which it pertains and the payment or crediting of any Dividend Equivalents with respect to such Phantom Shares.

2. Each grant will specify the Performance Objectives, if any, that are to be achieved in order for the Phantom Shares to be earned. Each grant that is subject to the achievement of Performance Objectives will specify a minimum acceptable level of achievement in respect of the specified Performance Objectives below which the Phantom Shares will be forfeited and may set forth a formula or other method for determining the number of Phantom Shares to be earned if performance is at or above such minimum but short of full achievement of the Performance Objectives.

3. Each grant will specify the time and manner of payment of Phantom Shares which have been earned, which payment may be made in (i) cash, (ii) shares of Common Stock or (iii) any combination thereof, as determined by the Committee in its sole discretion.

4. Each grant of Phantom Shares will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination due to death, disability or retirement or otherwise, including an involuntary termination other than for cause.

VII. PERFORMANCE UNITS. The Committee may also from time to time authorize grants to any Participant (other than a Director) of Performance Units upon such terms and conditions as it may determine in accordance with the following provisions:

1. Each grant will specify the number of Performance Units to which it pertains.

2. Each grant will specify the Performance Objectives that are to be achieved in order for the Performance Units to be earned. Each grant will specify a minimum acceptable level of achievement in respect of the specified Performance Objectives below which no payment will be made and may set forth a formula or other method for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Performance Objectives.

3. Each grant will specify the time and manner of payment of Performance Units which have become payable, which payment may be made in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Units which have become payable or (iii) any combination thereof, as determined by the Committee in its sole discretion at the time of payment.

4. Each grant of a Performance Unit will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination of employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

VIII. BONUS STOCK. The Committee may also from time to time authorize grants to any Participant (other than a Director) of Bonus Stock, which shall constitute a transfer of shares of Common Stock, without other payment therefor, as additional compensation for the Participant's services to the Company or its Affiliates.

IX.  CASH TAX RIGHTS.

1. The Committee may also from time to time authorize grants to any Participant (other than a Director) of Cash Tax Rights upon such terms and conditions as it may determine in accordance with this Paragraph. Cash Tax Rights may only be granted in tandem with an Award that is payable in shares of Common Stock. A Cash Tax Right will be the right of the Participant granted such Award to receive from the Company, upon receipt of shares of Common Stock pursuant to the tandem Award, an amount of cash, which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Market Value per Share (not exceeding 100%) of each share of Common Stock received upon payment of the tandem Award.

2. Each grant of a Cash Tax Right will (i) state the Award it is made in tandem with and will specify the percentage of the Market Value per Share that shall be payable in cash and (ii) be evidenced by an agreement extended on behalf of the Company by any officer and delivered to and accepted, by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve, including provisions relating to a Change in Control or other corporate transaction or event or upon the Participant's termination of employment due to death, disability, retirement or otherwise, including an involuntary termination other than for cause.

X.  DIRECTOR OPTIONS.

1. Each Director who is elected or appointed to the Board for the first time at or after the 1998 Annual Meeting of the Stockholders of the Company shall automatically receive, on the date of his or her election or appointment, a Director Option for 10,000 shares of Common Stock.

2. On the day of the regular Annual Meeting of the Stockholders of the Company in each year that this Plan is in effect (commencing with the 1998 Annual Meeting of Stockholders), each Director who is in office on that day and who was not elected or appointed for the first time on such date shall automatically receive a Director Option for 2,000 shares of Common Stock.

3. Each Director Option will be subject to all of the limitations contained in the following provisions:

          a) Each Director Option shall be fully exercisable (vested) on its Date of Grant.

          b) The Option Price of each Director Option shall be the Market Value per Share on its Date of Grant.

          c) Each Director Option may be exercised in full at one time or in part from time to time by giving written notice to the Company, stating the number of shares of Common Stock with respect to which the Director Option is being exercised, accompanied by payment in full of the Option Price for such shares, which payment may be (1) in cash by check acceptable to the Company, (2) by tendering (actually or constructively) to the Company shares of Common Stock owned by the optionee (for more than six months if acquired pursuant to the prior exercise of a Director Option) having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full option exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the option exercise price as provided (i) above, (3) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any required tax withholding amounts; provided that in the event the optionee chooses to pay the exercise price in this manner, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (4) by a combination of such methods of payment. Payment instruments will be received subject to collection.

          d) Each Director Option shall expire 10 years from the Date of Grant thereof, but shall be subject to earlier termination as follows: Director Options must be exercised within one year of Director ceasing to be a member of the Board unless such termination results from the Director's death, disability (as determined by the Committee) or retirement (as determined by the Committee), in which case the Director Options may be exercised by the optionee or the optionee's legal representative or the person to whom the Director's rights shall pass by will or the laws of descent and distribution, as the case may be, within three years from the date of termination; provided however, that no such event shall extend the normal expiration date of such Director Options.

          e) In the event that the number of shares of Common Stock available for grants under this Plan is insufficient to make all automatic grants provided for in this Paragraph 11 on the applicable date, then all Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under this Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and all future grants under this Paragraph 11 shall terminate.

          f) Grants made pursuant to this Paragraph 11 shall be subject to all of the terms and conditions of this Plan; however, if there is a conflict between the terms and conditions of this Paragraph 11 and the terms and conditions of any other Paragraph, then the terms and conditions of this Paragraph 11 shall control. The Committee may not exercise any discretion with respect to this Paragraph 11 which would be inconsistent with the intent that this Plan meet the requirements of Rule 16b-3.

XI. LSARS. Notwithstanding anything in Paragraphs 4, 5 or 11 above to the contrary, if during the 60-day period following the date of a Change in Control or, with respect to an option, Appreciation Right or Director Option granted to a Participant who is subject to Section 16(b) of the Exchange Act, the 60-day period following the earlier of the date that Section 16(b) of the Exchange Act ceases to apply to such person or six months following the date of grant of such option, Appreciation Right or Director Option (but not to exceed the remaining term of such option, Appreciation Right or Director Option), a Participant (or beneficiary thereof) elects to exercise an option, Appreciation Right or Director Option, as applicable, the holder shall receive in cash whichever of the following amounts is applicable:

1. with respect to an acquisition of Common Stock described in clause (i) of the definition of Change in Control, an amount equal to the Acquisition Spread (as defined below);

2.  with respect to a change in composition of the Board described in clause
(ii) of the definition of Change in Control, an amount equal to the Spread (as defined below); or

3. with respect to stockholder approval of an agreement or adoption of a plan described in clause (iii) or (iv) of the definition of Change in Control, an amount equal to the Merger Spread (as defined below).

     As used in this Paragraph 12, the following terms shall have the meaning indicated:

          a)  The term "Acquisition Price Per Share" shall mean the greater of
     (i) the highest price paid by a person (or an Affiliate or Associate thereof) for any share of Common Stock acquired prior to, but in connection with, a Change in Control described in clause (i) of the definition of a Change in Control or (ii) the highest Market Value per Share for any day during the 60-day period ending on the date the option, Appreciation Right or Director Option is exercised.

          b) The term "Acquisition Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Acquisition Price Per Share over (B) the price per share of Common Stock at which the option, Appreciation Right or Director Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such option, Appreciation Right or Director Option is being exercised.

          c) The term "Merger Price Per Share" shall mean the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement or adoption, if such fixed or formula price is determinable on the date on which such option, Appreciation Right or Director Option is exercised, and (ii) the highest Market Value per Share for any day during the 60-day period ending on the date on which such option, Appreciation Right or Director Option is exercised.

          d) The term "Merger Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Merger Price Per Share over (B) the price per share of Common Stock at which the option, Appreciation Right or Director Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such option, Appreciation Right or Director Option is being exercised.

          e) The term "Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the highest Market Value per Share for any day during the 60-day period ending on the date the option, Appreciation Right or Director Option is exercised over (B) the price per share of Common Stock at which the option, Appreciation Right or Director Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such option, Appreciation Right or Director Option is being exercised.

     The Company intends that this Paragraph 12 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor ("the Rule") under the Exchange Act during the term of the Plan. Should any provision of this Paragraph 12 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Paragraph 12 to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

I. TRANSFERABILITY. Except as provided below, no Award will be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Director Options, Option Rights or Appreciation Rights will be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative. The Committee may, in its discretion, adopt rules or guidelines under which any option (other than an incentive stock option) granted to a Participant may be transferred (in whole or in part pursuant to such form as approved by the Company) by the Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the Participant, (iii) a partnership, limited liability company or other entity in which such Immediate Family Members and, if applicable, the Participant are the only partners, members or stockholders, or (iv) to other persons or entities as approved by the Committee in its discretion. Following transfer, any such option shall continue to be subject to the same terms and conditions as were applicable to the option immediately prior to transfer; provided, however, that no transferred option shall be exercisable or payable, as the case may be, unless arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations the Company may have with respect to the option.

II. ADJUSTMENTS. The Board may make or provide for such adjustments in the maximum number of shares specified in Paragraph 3, in the numbers of shares of Common Stock covered by outstanding Director Options, Option Rights, Appreciation Rights and Phantom Shares granted hereunder, in the Option Price or Grant Price applicable to any such Director Options, Option Rights and Appreciation Rights, and/or in the kind of shares covered thereby (including shares of another issuer), as the Board, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporation transaction or event having an effect similar to any of the foregoing.

III. FRACTIONAL SHARES. The Company will not be required to issue any fractional share of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions for the settlement of fractions in cash.

IV. WITHHOLDING OF TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any grant or payment made to a Participant or any other person under this Plan, it will be a condition to the receipt of such grant or payment that the Participant or such other person make arrangements satisfactory to the Company for the payment of such taxes. With respect to any Participant who is subject to Rule 16b-3 at the time withholding is required, the Participant may direct the Company to withhold from such Award, to the extent such withholding is not satisfied by a tandem Cash Tax Right, if any, a number of shares of Common Stock having an aggregate Market Value per Share equal to the amount of taxes required to be withheld by the Company.

V. PARACHUTE TAX GROSS-UP. To the extent that the acceleration of the vesting or payment of any Award to a Participant (a "Benefit") is subject to excise tax under Section 4999(a) of the Code (a "Parachute Tax"), the Company shall pay such Participant an amount of cash (the "Gross-up Amount") such that the "net" Benefit received by the Participant under this Plan, after paying all applicable Parachute Taxes (including those on the Gross-up Amount) and any taxes on the Gross-up Amount, shall be equal to the Benefit that such Participant would have received if such Parachute Tax had not been applicable.

VI.  ADMINISTRATION OF THE PLAN.

1. This Plan will be administered by the Committee. A majority of the Committee will constitute a quorum, and the action of the members the Committee present at any meeting at which a quorum is present, or acts unanimously approved writing, will be the acts of the Committee.

2. The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or documentation will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith or in the absence of gross negligence or willful misconduct on the part of such member.

VII.  AMENDMENTS, ETC.

1. This Plan may be amended from time to time by the Board but may not be amended without the approval by the stockholders of the Company if such amendment would change the class of eligible Participants or increase the number of shares available for Awards.

2. This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Affiliate, nor will it interfere in any way with any right the Company or any Affiliate would otherwise have to terminate such Participant's employment or other service at any time.

     TERM. This Plan shall be effective as of April 28, 1998, subject to approval by the Company's stockholders; provided, however, no Award shall be exercisable or payable prior to the date of such stockholders' approval. In the event that this Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, this Plan and all Awards made under this Plan shall be automatically null and void. Unless sooner terminated, this Plan shall terminate on December 31, 2007, and no further Awards shall be made, but all outstanding Awards on such date shall remain effective in accordance with their terms and the terms of this Plan.

PROXY                         TECH-SYM CORPORATION                         PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) WENDELL W. GAMEL, RAY F. THOMPSON and J. RANKIN TIPPINS, or any of them, lawful attorneys and proxies of the undersigned to vote as Proxy at the Annual Stockholders' Meeting of Tech-Sym Corporation (herein the "Company") to be held on April 28, 1998, and any adjournment(s) thereof, according to the number of votes owned by the undersigned as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2 AND 3.

PROPOSAL 1. The Election of Directors: [ ] FOR nominees   [ ] WITHHOLD AUTHORITY
listed below
                              (except as marked to vote for all nominees
                                  to the contrary below)   listed below

   W. Creech, M. Forrest, A. Gallotta, W. Gamel, C. Kraft, C. Scribner, C. Watt

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME HERE:
-------------------------------------------------------------------------------

   PROPOSAL 2: Ratification of the appointment of Price Waterhouse LLP as the independent accountants of the Company for the year 1998.
                      [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

  PROPOSAL 3: To approve the adoption of the Tech-Sym Corporation 1998 Equity Incentive Plan.
                      [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

                   (continued and to be signed on other side)

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ANY PRIOR PROXY IS HEREBY REVOKED.

                                                Dated: ___________________, 1998

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                  (Signature if held jointly)

                                                Please sign exactly as your name
                                                appears at the left. When shares
                                                are held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized person. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

                                                PLEASE MARK, SIGN, DATE, AND
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